Exhibit 21.1

List of Subsidiaries

Name	State or Other Jurisdiction of Incorporation or Organization
Oaktree AIF (Cayman) GP, Ltd.	Cayman Islands
Oaktree AIF Holdings, Inc.	Delaware
Oaktree AIF Investments, L.P.	Delaware
Oaktree Asia Special Situations Fund GP Ltd.	Cayman Islands
Oaktree Asia Special Situations Fund GP, L.P.	Cayman Islands
Oaktree Asia Special Situations Fund, L.P.	Cayman Islands
Oaktree Capital (Beijing) Ltd.	China
Oaktree Capital (Hong Kong) Limited	Hong Kong
Oaktree Capital (Seoul) Limited	South Korea
Oaktree Capital (Shanghai) Ltd.	China
Oaktree Capital I, L.P.	Delaware
Oaktree Capital II, L.P.	Delaware
Oaktree Capital Management (Cayman), L.P.	Cayman Islands
Oaktree Capital Management Limited	United Kingdom
Oaktree Capital Management Pte. Ltd.	Singapore
Oaktree Capital Management, L.P.	Delaware
Oaktree Emerging Markets Absolute Return (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Emerging Markets Absolute Return Feeder Fund, L.P.	Delaware
Oaktree Emerging Markets Absolute Return Fund, L.P.	Delaware
Oaktree Emerging Markets Equity Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund, L.P.	Cayman Islands
Oaktree Employee Investment Fund (Cayman), L.P.	Cayman Islands
Oaktree Employee Investment Fund, L.P.	Delaware
Oaktree European Credit Opportunities Fund (Cayman) Ltd.	Cayman Islands
Oaktree European Credit Opportunities Fund, L.P.	United Kingdom
Oaktree European Credit Opportunities USD Fund (Cayman) Ltd.	Cayman Islands
Oaktree Europe GP Limited	United Kingdom
Oaktree European High Yield Fund, L.P.	Delaware
Oaktree European Principal Fund III (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund III (Delaware), L.P.	Delaware
Oaktree European Principal Fund III (Feeder) GP, L.P.	Cayman Islands
Oaktree European Principal Fund III (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund III GP, L.P.	Cayman Islands
Oaktree European Principal Fund III GP, Ltd.	Cayman Islands
Oaktree European Principal Fund III, L.P.	Cayman Islands

Name	State or Other Jurisdiction of Incorporation or Organization
Oaktree European Principal Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree Expanded High Yield Fund, L.P.	Delaware
Oaktree FF Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree FF Investment Fund GP Ltd.	Cayman Islands
Oaktree FF Investment Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund, L.P.	Cayman Islands
Oaktree Finance, LLC	Delaware
Oaktree France S.A.S.	France
Oaktree Fund AIF Series (Cayman), L.P.	Cayman Islands
Oaktree Fund AIF Series, L.P.	Delaware
Oaktree Fund GP I, L.P.	Delaware
Oaktree Fund GP II, L.P.	Delaware
Oaktree Fund GP IIA, LLC	Delaware
Oaktree Fund GP III, L.P.	Delaware
Oaktree Fund GP AIF, LLC	Delaware
Oaktree Fund GP, LLC	Delaware
Oaktree GmbH	Germany
Oaktree High Income Convertible Fund, L.P.	Delaware
Oaktree High Income Convertible Fund II, L.P.	Delaware
Oaktree High Yield Fund, L.P.	California
Oaktree High Yield Fund II, L.P.	Delaware
Oaktree High Yield Plus (Cayman) Fund, Ltd.	Cayman Islands
Oaktree High Yield Plus Feeder Fund, L.P.	Delaware
Oaktree High Yield Plus Fund, L.P.	Delaware
Oaktree Holdings, Inc.	Delaware
Oaktree Holdings, LLC	Delaware
Oaktree Holdings, Ltd.	Cayman Islands
Oaktree HSF, L.P.	Delaware
Oaktree Huntington Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund GP Ltd.	Cayman Islands
Oaktree Huntington Investment Fund GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund, L.P.	Cayman Islands
Oaktree International Holdings, LLC	Delaware
Oaktree Investment Holdings, L.P.	Delaware
Oaktree Japan Absolute Return Fund GP, L.P.	Delaware
Oaktree Japan Absolute Return Fund, L.P.	Delaware
Oaktree Japan GP, L.P.	Cayman Islands
Oaktree Japan Opportunities Fund, L.P.	Cayman Islands
Oaktree Japan Opportunities Value Fund, L.P.	Delaware
Oaktree Japan, Inc.	Japan
Oaktree Liquidating Loan Fund (Cayman) Ltd.	Cayman Islands
Oaktree Liquidating Loan Fund, L.P.	Delaware

Name	State or Other Jurisdiction of Incorporation or Organization
Oaktree Liquidating Loan Fund 2x (Cayman), Ltd.	Cayman Islands
Oaktree Liquidating Loan Fund 2x, L.P.	Delaware
Oaktree Loan Fund (Cayman) Ltd.	Cayman Islands
Oaktree Loan Fund 2x (Cayman) Ltd.	Cayman Islands
Oaktree Loan Fund 2x, L.P.	Delaware
Oaktree Loan Fund GP, L.P.	Delaware
Oaktree Loan Fund, L.P.	Delaware
Oaktree Mezzanine Fund III (Cayman) Ltd.	Cayman Islands
Oaktree Mezzanine Fund III, L.P.	Delaware
Oaktree Mezzanine Fund III GP, L.P.	Delaware
Oaktree Non-U.S. Convertible Fund, L.P.	California
Oaktree Opportunities Fund VII AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) 2, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb, L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund III GP, L.P.	Delaware
Oaktree Power Opportunities Fund III, L.P.	Delaware
Oaktree Power Opportunities Fund III AIF (Delaware), L.P.	Delaware
Oaktree Power Opportunities Fund III (Parallel), L.P.	Delaware
Oaktree PPIP Fund, L.P.	Delaware
Oaktree PPIP Private Fund (Cayman) GP Ltd.	Cayman Islands
Oaktree PPIP Private Fund (Cayman), L.P.	Cayman Islands
Oaktree PPIP Private Fund, L.P.	Delaware
Oaktree Principal Fund V AIF (Cayman), L.P.	Cayman Islands

Name	State or Other Jurisdiction of Incorporation or Organization
Oaktree Principal Fund V AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Cayman) Ltd.	Cayman Islands
Oaktree Principal Fund V (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund V GP Ltd.	Cayman Islands
Oaktree Principal Fund V GP, L.P.	Cayman Islands
Oaktree Principal Fund V, L.P.	Cayman Islands
Oaktree Private Investment Fund 2009 GP, L.P.	Delaware
Oaktree Private Investment Fund 2009, L.P.	Delaware
Oaktree Private Investment Fund 2010 GP, L.P.	Delaware
Oaktree Private Investment Fund 2010, L.P.	Delaware
Oaktree Real Estate Opportunities Fund IV GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV GP, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund IV, L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) GP Ltd.	Cayman Islands
Oaktree Real Estate Opportunities Fund V (Cayman) L.P.	Cayman Islands
Oaktree Real Estate Opportunities Fund V GP, L.P.	Delaware
Oaktree Real Estate Opportunities Fund V, L.P.	Delaware
Oaktree Remington Investment Fund GP, L.P.	Delaware
Oaktree Remington Investment Fund, L.P.	Delaware
Oaktree Senior Loan Fund (Cayman) Ltd.	Cayman Islands
Oaktree Senior Loan Fund GP, L.P.	Delaware
Oaktree Senior Loan Fund, L.P.	Delaware
Oaktree TT Multi-Strategy Fund GP, L.P.	Delaware
Oaktree TT Multi-Strategy Fund, L.P.	Delaware
Oaktree Value Opportunities (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Value Opportunities Feeder Fund, L.P.	Delaware
Oaktree Value Opportunities Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Value Opportunities Fund AIF (Delaware), L.P.	Delaware
Oaktree Value Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Value Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Value Opportunities Fund, L.P.	Cayman Islands
Oaktree/Arctic Slope PPIP Fund GP, L.P.	Delaware
Oaktree/Arctic Slope PPIP Private Fund GP, L.P.	Delaware
OCM Asia Principal Opportunities Fund GP Ltd.	Cayman Islands
OCM Asia Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM Asia Principal Opportunities Fund, L.P.	Cayman Islands
OCM China Holdings, L.P.	Delaware
OCM China Investor, L.P.	Delaware
OCM Convertible Trust	Massachusetts
OCM Disbursement Services, L.L.C.	Delaware

Name	State or Other Jurisdiction of Incorporation or Organization
OCM European Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund GP, Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II (Delaware), L.P.	Delaware
OCM European Principal Opportunities Fund II (U.S.), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II AIF (Cayman), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II GP Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund II, L.P.	Cayman Islands
OCM European Principal Opportunities Fund, L.P.	Cayman Islands
OCM FIE, LLC	Delaware
OCM Group Trust	Massachusetts
OCM High Yield Plus Fund GP, L.P.	Delaware
OCM High Yield Trust	Massachusetts
OCM Holdings I, LLC	Delaware
OCM Investments, LLC	Delaware
OCM Mezzanine Fund II (Cayman), Ltd.	Cayman Islands
OCM Mezzanine Fund II GP, L.P.	Delaware
OCM Mezzanine Fund II, L.P.	Delaware
OCM Mezzanine Fund, L.P.	Delaware
OCM Opportunities Fund II, L.P.	Delaware
OCM Opportunities Fund III, L.P.	Delaware
OCM Opportunities Fund IV, L.P.	Delaware
OCM Opportunities Fund IVb (Cayman), Ltd.	Cayman Islands
OCM Opportunities Fund IVb, L.P.	Delaware
OCM Opportunities Fund V (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund V Feeder, L.P.	Delaware
OCM Opportunities Fund V GP, L.P.	Delaware
OCM Opportunities Fund V, L.P.	Delaware
OCM Opportunities Fund VI (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VI AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VI GP, L.P.	Delaware
OCM Opportunities Fund VI, L.P.	Delaware
OCM Opportunities Fund VII (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VII AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VII GP Ltd.	Cayman Islands
OCM Opportunities Fund VII GP, L.P.	Cayman Islands
OCM Opportunities Fund VII, L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb (Parallel), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Cayman), L.P.	Cayman Islands

Name	State or Other Jurisdiction of Incorporation or Organization
OCM Opportunities Fund VIIb AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb GP Ltd.	Cayman Islands
OCM Opportunities Fund VIIb GP, L.P.	Cayman Islands
OCM Opportunities Fund VIIb, L.P.	Cayman Islands
OCM Opportunities Fund, L.P.	Delaware
OCM Power Opportunities Fund II GP (Cayman) Ltd.	Cayman Islands
OCM Power Opportunities Fund II GP, L.P.	Delaware
OCM Principal Opportunities Fund II, L.P.	Delaware
OCM Principal Opportunities Fund III (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund III GP, L.P.	Delaware
OCM Principal Opportunities Fund III Feeder L.P.	Delaware
OCM Principal Opportunities Fund III, L.P.	Delaware
OCM Principal Opportunities Fund IIIA, L.P.	Delaware
OCM Principal Opportunities Fund IV (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV AIF (Delaware) GP, L.P.	Delaware
OCM Principal Opportunities Fund IV AIF (Delaware), L.P.	Delaware
OCM Principal Opportunities Fund IV GP, L.P.	Cayman Islands
OCM Principal Opportunities Fund IV GP, Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV, L.P.	Cayman Islands
OCM Real Estate Opportunities Fund A, L.P.	Delaware
OCM Real Estate Opportunities Fund B, L.P.	Delaware
OCM Real Estate Opportunities Fund II, L.P.	Delaware
OCM Real Estate Opportunities Fund III GP, L.P.	Delaware
OCM Real Estate Opportunities Fund III, L.P.	Delaware
OCM Real Estate Opportunities Fund IIIA, L.P.	Delaware
OCM/GFI Power Opportunities Fund II (Cayman), L.P.	Cayman Islands
OCM/GFI Power Opportunities Fund II Feeder, L.P.	Delaware
OCM/GFI Power Opportunities Fund II, L.P.	Delaware
Pangaea Capital Management, L.P.	Cayman Islands
Pangaea Holdings Ltd.	Cayman Islands
RBO GP Holdings, L.P.	Delaware
RBO LP Holdings, L.P.	Delaware
Sabal Financial Group, L.P.	Delaware
Sabal Financial Group GP, LLC	Delaware